Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Accessor Funds, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Company's Form N-CSR for the period ended June 30, 2006 of the Company fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended and the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  9/1/06                           /s/J. Anthony Whatley III
                                         ------------------------------------
                                  Name:  J. Anthony Whatley III
                                  Title: President and Treasurer
                                         (Principal Executive Officer and
                                          Principal Financial Officer)
                                         Accessor Funds, Inc.